LOGO
                        SCUDDER INSTITUTIONAL FUND, INC.

                                 IMPORTANT NEWS

         FOR INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO STOCKHOLDERS



                                                                    October 1997


     While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund which require a stockholder vote.

                         Q & A:  QUESTIONS AND ANSWERS

     Q.  WHAT IS HAPPENING?


     A. You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of your Fund would be transferred in a tax-free reorganization to Scudder International Fund, a series of Scudder International Fund, Inc., in exchange for shares of common stock of the Barrett International Shares class of Scudder International Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a stockholder of the Institutional International Equity Portfolio, but would become a stockholder of the Barrett International Shares class of Scudder International Fund, which has substantially similar investment objectives and policies to your Fund. The following pages give you additional information on the proposed reorganization and several other matters you are being asked to vote on. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER, RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.


     Q.  WHAT ELSE AM I BEING ASKED TO VOTE ON?


     A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's stockholders to approve a new investment management agreement. A vote is also being sought for the election of Directors to serve on the Board of Directors of the Corporation and for the ratification of the selection of your Fund's accountants. With the exception of the ratification of the selection of your Fund's accountants, you are being asked to vote on these additional matters in case the proposed reorganization is not approved. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.


     Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

     A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires stockholder approval of a new investment management agreement with your Fund.

     Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND STOCKHOLDER?


     A. Your Fund and your Fund's investments will not change as a result of the Scudder-Zurich alliance (except to the extent the proposed reorganization noted above is approved). The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If stockholders do not approve the new investment management agreement, the current investment management agreement will terminate upon the closing of the Scudder-Zurich transaction and the Board of Directors will take such action as it deems to be in the best interests of your Fund and its stockholders.


     Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

     A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

     Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

     A. The investment management fees will not change as a result of the Scudder-Zurich transaction. If the proposed reorganization is approved, the investment management fees will change as described more fully in this Proxy Statement/Prospectus.

     Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

     A. Yes, you will be able to continue to purchase shares of your Fund without any sales load. If the proposed reorganization is consummated, however, you will become a stockholder of Scudder International Fund and will be able to purchase shares of that Fund without any sales load.

     Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?


     A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.


     Q.  WHOM DO I CALL FOR MORE INFORMATION?

     A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.

     Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THESE TRANSACTIONS?

     A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD


     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.


               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                        SCUDDER INSTITUTIONAL FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154


                                                                 October 6, 1997


Dear Stockholder:


     A Special Meeting of Stockholders (the "Special Meeting") of Institutional International Equity Portfolio ("International Equity Portfolio"), the sole active series of Scudder Institutional Fund, Inc. ("Institutional Fund Inc."), will be held at 8:30 a.m., Eastern time, on Thursday, October 23, 1997, at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51(st) Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the Special Meeting, a proxy card(s) for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card(s) are enclosed.



     As you read in the Questions and Answers (Q&A) on the outside cover, you are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of the International Equity Portfolio would be transferred in a tax-free reorganization to Scudder International Fund, a series of Scudder International Fund, Inc., in exchange for shares of stock of the Barrett International Shares class of Scudder International Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a stockholder of the International Equity Portfolio, but would become a stockholder of the Barrett International Shares class of Scudder International Fund, which has substantially similar investment objectives and policies to the International Equity Portfolio.


     In addition, Scudder has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. (More information about Zurich can be found inside the Proxy Statement/Prospectus.) Because of the Scudder-Zurich alliance, it is necessary for the International Equity Portfolio's stockholders to approve a new investment management agreement. You are being asked to approve the new investment management agreement in case the proposed reorganization is not approved.


     You are also being asked to vote for the election of Directors to serve on the Board of Directors of Institutional Fund Inc. and for the ratification of the selection of the International Equity Portfolio's accountants. You are being asked to vote for the election of Directors in case the proposed reorganization is not approved.


     THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.


                            Respectfully,
                            [PIERCE SIGNATURE]
                            Daniel Pierce

                            President, Scudder Institutional Fund, Inc.


STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR STOCKHOLDINGS.

                        SCUDDER INSTITUTIONAL FUND, INC.
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------


     Please take notice that a Special Meeting of Stockholders (the "Special Meeting") of Institutional
International Equity Portfolio ("International Equity Portfolio"), the sole active series of Scudder Institutional Fund, Inc. ("Institutional Fund Inc."), will be held at the offices of Scudder, Stevens & Clark, Inc., 25(th) Floor, 345 Park Avenue (at 51(st) Street), New York, New York 10154, on Thursday, October 23, 1997, at 8:30 a.m., Eastern time, for the following purposes:


          (1) To approve or disapprove an Agreement and Plan of Reorganization;


          (2) To approve or disapprove a new investment management agreement between International Equity Portfolio and Scudder Kemper Investments, Inc.;



          (3) To elect Directors of Institutional Fund Inc.; and



          (4) To ratify or reject the selection of Price Waterhouse LLP as the independent accountants for the International Equity Portfolio's current fiscal year.


     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of common stock of the International Equity Portfolio at the close of business on August 15, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the International Equity Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                            By Order of the Board of Directors,

                            /s/ Thomas F. McDonough

                            Thomas F. McDonough

                            Secretary


October 6, 1997


IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS


PROPOSAL 1:    APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION........................     3
               SYNOPSIS................................................................     3
               SPECIAL CONSIDERATIONS AND RISK FACTORS.................................     8
               ADDITIONAL INFORMATION..................................................    17

PROPOSAL 2:    APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT.........................    18

PROPOSAL 3:    ELECTION OF DIRECTORS FOR THE CORPORATION...............................    25

PROPOSAL 4:    RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS...    29

ADDITIONAL INFORMATION.................................................................    29

                           PROXY STATEMENT/PROSPECTUS


                                OCTOBER 6, 1997



                         RELATING TO THE ACQUISITION BY

               SCUDDER INTERNATIONAL FUND ("INTERNATIONAL FUND"),
    A SERIES OF SCUDDER INTERNATIONAL FUND, INC. ("INTERNATIONAL FUND INC.")
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                                 (800) 225-2470


                                OF THE ASSETS OF

INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO ("INTERNATIONAL EQUITY PORTFOLIO"),
    A SERIES OF SCUDDER INSTITUTIONAL FUND, INC. ("INSTITUTIONAL FUND INC.")

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to stockholders of the International Equity Portfolio in connection with a proposed reorganization in which all or substantially all of the assets of the International Equity Portfolio would be acquired by the International Fund, in exchange solely for voting shares of common stock of the Barrett International Shares class of the International Fund (known as the "Barrett Shares") and the assumption by the International Fund of all of the identified and stated liabilities of the International Equity Portfolio (the "Reorganization"). Barrett Shares of the International Fund thereby received would then be distributed to the stockholders of the International Equity Portfolio in liquidation of the International Equity Portfolio, and Institutional Fund Inc. would then be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and terminated under applicable state law. As a result of the Reorganization, each stockholder of the International Equity Portfolio would receive that number of full and fractional Barrett Shares of the International Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder's stock of the International Equity Portfolio held as of the close of business on the business day preceding the closing of the Reorganization. Stockholders of the International Equity Portfolio are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated. (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose Proxy Statement/Prospectus this is.)


     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the International Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the International Fund, see the prospectus for the International Fund dated August 1, 1997, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is accompanied by the International Fund's annual report to stockholders for the fiscal year ended March 31, 1997. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the International Equity Portfolio, see the prospectus for the International Equity Portfolio dated May 1, 1997, which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or by calling toll-free (800) 225-2470. A Statement of Additional Information dated September 30, 1997 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling (800) 225-2470. Stockholder inquiries regarding the International Equity Portfolio or regarding the International Fund may be made by calling (800) 225-2470. The information contained herein concerning the International Equity Portfolio has been provided by, and is included herein in reliance upon, the International Equity Portfolio. The information contained herein concerning the International Fund has been provided by, and is included herein in reliance upon, the International Fund. The Barrett Shares will be a newly established class of shares of the International Fund and will be identical in all material respects to the International Fund shares currently offered and sold, as described in the Prospectus and Statement of Additional Information for the International Fund dated August 1, 1997, except as otherwise described herein.


     The International Fund is a series of shares of common stock of International Fund Inc., an open-end management investment company organized as a Maryland corporation. The International Equity Portfolio is a series of shares of common stock of Institutional Fund Inc., an open-end management investment company organized as a Maryland corporation. The principal investment objective of each of the International Fund and the International Equity Portfolio is to seek long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Proxy Statement/Prospectus is also being furnished to stockholders of the International Equity Portfolio in connection with a transaction in which Scudder, Stevens & Clark, Inc. ("Scudder" or the "Investment Manager") has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership in the International Equity Portfolio's investment manager, Scudder. In order for Scudder to continue to serve as investment manager of the International Equity Portfolio, it is necessary for the International Equity Portfolio's stockholders to approve a new investment management agreement. A vote is also being sought for the election of Directors to serve on the Board of Directors of Institutional Fund Inc. and for the ratification of the selection of the International Equity Portfolio's accountants. With the exception of the ratification of the selection of the International Equity Portfolio's accountants, stockholders are being asked to vote on these additional matters in case the Reorganization is not approved.



     This Proxy Statement/Prospectus, the Notice of Special Meeting to Stockholders and the proxy card(s) are first being mailed to stockholders on or about October 6, 1997 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the International Equity Portfolio, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the International Equity Portfolio. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.


     The presence at any stockholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of the International Equity Portfolio shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the International Equity Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the International Equity Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.


     Abstentions will have the effect of a "no" vote for all Proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1 and 2, which require the approval of a specified percentage of the outstanding shares of the International Equity Portfolio, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the International Equity Portfolio. Abstentions and Broker non-votes will not constitute "yes" or "no" votes for Proposal 2 and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the International Equity Portfolio voting at the Special Meeting. Broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 3 and 4, which require the approval of a plurality and a majority, respectively, of shares of the International Equity Portfolio voting at the Special Meeting.



     Proposal 1 requires the affirmative vote of the holders of a majority of the International Equity Portfolio's shares outstanding and entitled to vote thereon. Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the International Equity Portfolio. The term "majority of the outstanding voting securities" as defined in the 1940 Act and as used in this Proxy Statement/Prospectus means: the affirmative vote of the lesser of (1) 67% of the voting securities of the International Equity Portfolio present at the meeting if more than 50% of the outstanding shares of the International Equity Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of the International Equity Portfolio, Proposal 3 requires the affirmative vote of a plurality of the International Equity Portfolio shares voting at the Special Meeting. Proposal 4 requires the affirmative vote of a majority of the International Equity Portfolio shares voting at the Special Meeting.



     Holders of record of the shares of common stock of the International Equity Portfolio at the close of business on August 15, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. There were 1,453,101 shares of the International Equity Portfolio outstanding as of August 15, 1997.



     The International Equity Portfolio provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive a copy of the most recent annual report for the International Equity Portfolio and a copy of any more recent semi-annual report, without charge, by calling 800-854-8525 or writing the International Equity Portfolio, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154.


                                  PROPOSAL 1:
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION


     The Board of Directors of Institutional Fund Inc., including all of the Directors who are not "interested persons" of Institutional Fund Inc. (as defined in the 1940 Act) (the "Non-interested Directors"), approved on August 6, 1997 an Agreement and Plan of Reorganization dated as of September 18, 1997 (the "Reorganization Agreement"). Subject to its approval by the stockholders of the International Equity Portfolio, the Reorganization Agreement provides for (a) the transfer of all or substantially all of the assets and all of the identified and stated liabilities of the International Equity Portfolio to International Fund, a series of shares of common stock of International Fund Inc., in exchange solely for Barrett Shares of the International Fund; (b) the distribution of such Barrett Shares to the stockholders of the International Equity Portfolio in complete liquidation of the International Equity Portfolio; and (c) the deregistration of Institutional Fund Inc. as an investment company under the 1940 Act and its termination under state law (the "Reorganization").


     As a result of the Reorganization, each stockholder of the International Equity Portfolio will become a stockholder of the International Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional Barrett Shares of the International Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares held in the International Equity Portfolio as of the close of business on the business day preceding the Closing. The investment objective, policies and restrictions of the Barrett Shares class of International Fund will be substantially similar to those of the International Equity Portfolio at the time of the Closing.

     A copy of the Reorganization Agreement is attached to this Proxy Statement/Prospectus as Exhibit C, and the description of the Reorganization Agreement which follows is qualified in its entirety by reference to Exhibit C.


                                    SYNOPSIS


     The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the International Fund, the Prospectus of the International Equity Portfolio and the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Exhibit C. Stockholders should read this entire Proxy Statement/Prospectus carefully.

     The Proposed Reorganization. The Board of Directors of Institutional Fund Inc., including a majority of the Non-interested Directors, has approved the Reorganization Agreement pursuant to which all or substantially all of the assets of the International Equity Portfolio would be acquired by the International Fund, in exchange solely for Barrett Shares of the International Fund and the assumption by the International Fund of all of the identified and stated liabilities of the International Equity Portfolio. Barrett Shares of the International Fund thereby received would then be distributed to the stockholders of the International Equity Portfolio in liquidation of the International Equity Portfolio, and Institutional Fund Inc. would then be deregistered as an investment company under the 1940 Act and terminated under applicable state law. As a result of the Reorganization, each stockholder of the International Equity Portfolio would become a stockholder of the International Fund and would hold, immediately after the Closing, that number of full and fractional Barrett Shares of the International Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares held in the International Equity Portfolio as of the close of business on the business day preceding the Closing.

     The exchange of all or substantially all of the International Equity Portfolio's assets for Barrett Shares of International Fund and the assumption of all of the identified and stated liabilities of the International Equity Portfolio by the International Fund are expected to occur on December 15, 1997, or on such later date as the parties may agree in writing (the "Closing Date").

     For the reasons set forth below under "The Proposed Transaction -- Reasons for the Proposed Transaction," the Board of Directors of Institutional Fund Inc., including the Non-interested Directors, has concluded that the Reorganization is in the best interests of the International Equity Portfolio and its stockholders and that the interests of stockholders of the International Equity Portfolio will not be diluted as a result of the transactions contemplated by the Reorganization Agreement. Accordingly, the Board of Directors recommends approval of the Reorganization Agreement. If the Reorganization Agreement is not approved, the International Equity Portfolio will continue in existence, unless the Board of Directors advocates other action, which may include the termination and liquidation of the International Equity Portfolio.

     Approval of the Reorganization Agreement with respect to the International Equity Portfolio requires the affirmative vote of the holders of a majority of the shares of stock of the International Equity Portfolio outstanding and entitled to vote thereon.

     Form of Organization. The International Fund is a diversified series of International Fund Inc., an open-end management investment company registered under the 1940 Act. International Fund Inc. is a Maryland corporation whose predecessor was organized in 1953. International Fund Inc. offers five (5) other existing portfolios, none of which is involved in the Reorganization: Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder International Growth and Income Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund. The International Equity Portfolio is a diversified series of Institutional Fund Inc., an open-end management investment company registered under the 1940 Act. Institutional Fund Inc. was formed as a corporation on January 2, 1986 under the laws of the State of Maryland.


     Investment Objectives and Policies. Each of the International Fund and the International Equity Portfolio (each also referred to in Proposal 1 as a "Fund" and collectively the "Funds") seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. These securities are selected primarily to permit each Fund to participate in non-United States companies and economies with prospects for growth. Each Fund invests in companies, wherever organized, which do business primarily outside the United States. Each Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than five different countries in the case of the International Equity Portfolio, and not less than three different countries in the case of the International Fund.


     The International Fund generally invests in equity securities of established companies, listed on foreign exchanges, which the Investment Manager believes have favorable characteristics. When the Investment Manager believes that it is appropriate to do so in order to achieve the International Fund's investment objective of long-term capital growth, the International Fund may invest up to 20% of its total assets in debt securities. The International Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged by the Investment Manager to be of equivalent quality. The International Fund may also invest up to 5% of its total assets in debt securities which are rated below investment grade.

     The International Equity Portfolio generally invests at least 90% of its total assets in equity securities of established companies, listed on foreign exchanges, which the Investment Manager believes have favorable characteristics. When the Investment Manager believes that it is appropriate to do so in order to achieve the International Equity Portfolio's investment objective of long-term capital growth, the International Equity Portfolio may invest up to 10% of its total assets in debt securities. The International Equity Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Investment Manager to be of equivalent quality. The International Equity Portfolio may also invest up to 5% of its total assets in debt securities which are rated below investment grade.

     When the Investment Manager determines that exceptional conditions exist abroad, each Fund may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. See "Special Considerations and Risk Factors" and "Comparison of Policies and Restrictions" below.

     Fees and Expenses. The International Fund retains as its investment manager the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation located at 345 Park Avenue, New York, New York 10154, to manage its daily investment and business affairs subject to the policies established by the Directors of International Fund Inc. The management fee payable under the current Investment Management Agreement for International Fund is equal to an annual rate of 0.90% on the first $500 million of average daily net assets, 0.85% of such assets in excess of $500 million, 0.80% of such assets in excess of $1 billion, 0.75% of such assets in excess of $2 billion and 0.70% of such assets in excess of $3 billion. The International Fund's fee is graduated so that increases in the Fund's net assets may result in a lower fee rate and decreases in the Fund's net assets may result in a higher fee rate. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Manager not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The fee is higher than that charged to many funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to that of the International Fund. As of March 31, 1997, the International Fund had total net assets of $2,583,030,686. The total investment management fees incurred by the International Fund for the fiscal year ended March 31, 1997 were $20,989,160. The total investment management fees paid by the International Fund to the Investment Manager for the fiscal year ended March 31, 1997 were $20,924,845, which includes fees paid under the International Fund's investment management agreement which was in effect prior to September 5, 1996.

     For the fiscal year ended March 31, 1997, the International Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) was 1.15%. The Investment Manager projects that after the proposed Reorganization is effected, the expense ratio of the Barrett Shares class of the International Fund will be approximately 1.10%. The actual expense ratio for the Barrett Shares class of International Fund for the fiscal years ending March 31, 1998 and March 31, 1999 may be higher or lower than 1.10% depending upon the International Fund's performance, general stock market and economic conditions, sales and redemptions of International Fund shares (including redemptions by former International Equity Portfolio stockholders), and other factors.

     The International Equity Portfolio also retains the Investment Manager to manage its daily investment and business affairs subject to the policies established by the Directors of Institutional Fund Inc. The management fee payable under the current Investment Management Agreement for International Equity Portfolio is equal to an annual rate of .90% of the Fund's average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Manager not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The fee is higher than that charged to many funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to that of the International Equity Portfolio. As of March 31, 1997, the International Equity Portfolio had total net assets of $18,323,531. For the period April 3, 1996 (commencement of operations) to December 31, 1996, the Investment Manager did not impose any of its fee amounting to $104,861.

     For the fiscal year ended December 31, 1996, the International Equity Portfolio's total expense ratio (total annual operating expenses as a percentage of average net assets) was 0.95%, including waivers and reimbursements. The International Equity Portfolio's estimated total expense ratio for the fiscal year ended December 31, 1997 includes an investment management fee of 0.00%, Rule 12b-1 fees of 0.00% and other expenses of 1.04%, including waivers and reimbursements.

     Until July 31, 1997, the Investment Manager had agreed to waive its investment management fee and reimburse other expenses to the extent necessary so that the total annualized expenses of the International Equity Portfolio did not exceed 0.95% of average daily net assets. Effective August 1, 1997 through December 31, 1997, the Investment Manager has agreed to waive its management fee and reimburse other expenses to the extent necessary so that the total annualized expenses of the International Equity Portfolio do not exceed 1.15% of average daily net assets. If the Investment Manager had not agreed to waive its fee and reimburse other expenses, it is estimated that the annualized expenses of the International Equity Portfolio would be: investment management fee 0.90%, other expenses 1.36% and total operating expenses 2.26% for the fiscal year ended December 31, 1997. Estimated expenses for the fiscal year ended December 31, 1997 include the effect of a new transfer agency fee which took effect July 1, 1997. The Investment Manager is not obligated to continue its fee waivers and expense reimbursements after December 31, 1997. Therefore, as demonstrated by the table below, stockholders of the International Equity Portfolio may experience an increase in expenses with respect to the Barrett Class of shares of International Fund received pursuant to the Reorganization.

     The current expenses of each Fund and pro forma expenses following the proposed restructuring are outlined below:

   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(1)


                                             INTERNATIONAL EQUITY                               PRO FORMA
                                                  PORTFOLIO           INTERNATIONAL FUND     (BARRETT SHARES)
                                             --------------------     ------------------     ----------------
Investment Management Fee..................         0.00%(2)                0.82%                 0.82%
12b-1 Fees.................................          NONE                    NONE                  NONE
Other Expenses.............................         0.95%(2)                0.33%                 0.28%
                                                    -----                   -----                 -----
Total Fund Operating Expenses..............         0.95%(2)                1.15%                 1.10%
                                                    =====                   =====                 =====


---------------
(1) The percentages in the above table expressing annual fund operating expenses for the International Equity Portfolio and the International Fund are based on amounts incurred during the year ended March 31, 1997, International Fund's most recent fiscal year end.

(2) Until July 31, 1997, the Investment Manager had agreed to waive its investment management fee and reimburse other expenses to the extent necessary so that the total annualized expenses of the International Equity Portfolio did not exceed 0.95% of average daily net assets. If the Investment Manager had not agreed to waive its fee and reimburse other expenses for the period ended March 31, 1997, annualized expenses of the International Equity Portfolio would be: investment management fee 0.90%, other expenses 1.54% and total operating expenses 2.44%.

     Example. Based on the level of total operating expenses for each of the Funds listed in the table above for the year ended March 31, 1997, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to stockholders. Actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return will vary.

                                                 INTERNATIONAL       INTERNATIONAL
                                                EQUITY PORTFOLIO         FUND          PRO FORMA
                                                ----------------     -------------     ---------
        1 Year................................        $ 10               $  12           $  11
        3 Years...............................        $ 30               $  37           $  35
        5 Years...............................        $ 53               $  63           $  61
        10 Years..............................        $117               $ 140           $ 134

     Purchase, Redemption, and Exchange Information. The purchase, redemption and exchange procedures and privileges for the International Equity Portfolio and the Barrett Shares class of the International Fund are substantially similar, except as discussed below. For example:

     There is a $1,000 minimum initial investment requirement in the International Equity Portfolio and a minimum account size requirement of $1,000. The minimum investment requirement may be waived or lowered. The minimum subsequent investment required for the International Equity Portfolio is $1,000.


     The Barrett Shares class of the International Fund will have a $25,000 minimum initial investment requirement and a $1,000 minimum subsequent investment requirement, which may be changed by the Board of Directors. Stockholders of the International Equity Portfolio receiving shares of stock of the Barrett Shares class of the International Fund in connection with the proposed Reorganization will not be subject to the $25,000 minimum initial investment requirement.


     The Barrett Shares of the International Fund will not be exchangeable with other funds within the Scudder Family of Funds. Shares of the International Equity Portfolio currently are not exchangeable with other funds within the Scudder Family of Funds.

     Dividends and Other Distributions. Each of the Funds intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by stockholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the stockholder's account on the payment date or, at the stockholder's election, paid in cash.


     If the Reorganization Agreement is approved by the International Equity Portfolio's stockholders, then as soon as practicable before the Closing Date, the International Equity Portfolio will pay its stockholders a cash distribution of all undistributed 1997 net investment income and undistributed realized net capital gains.


     Federal Income Tax Consequences of the Reorganization. The International Fund and the International Equity Portfolio will have received an opinion of Dechert Price & Rhoads, counsel to the International Equity Portfolio, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the International Equity Portfolio or its stockholders as a result of the Reorganization. See "The Proposed Transaction -- Tax Considerations."

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

     The principal investment risk of an investment in either the International Equity Portfolio or the International Fund is fluctuations in the net asset value of the Fund's shares. Portfolio management, market conditions, use of investment policies, and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the International Equity Portfolio and the International Fund are substantially similar, there are differences between them, which differences are outlined below. There can be no assurance that either Fund will achieve its stated objective.

     Comparison of Objectives. The principal investment objective of each of the International Fund and the International Equity Portfolio is long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.

     Comparison of Policies and Restrictions. The securities in which the Funds invest are selected primarily to permit each Fund to participate in non-United States companies and economies with prospects for growth. Each Fund invests in companies, wherever organized, which do business primarily outside the United States. Each Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than five different countries in the case of the International Equity Portfolio, and not less than three different countries in the case of the International Fund.

     The International Fund generally invests in equity securities of established companies, listed on foreign exchanges, which the Investment Manager believes have favorable characteristics. When the Investment Manager believes that it is appropriate to do so in order to achieve the International Fund's investment objective of long-term capital growth, the International Fund may invest up to 20% of its total assets in debt securities. The International Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Investment Manager to be of equivalent quality. The International Fund may also invest up to 5% of its total assets in debt securities which are rated below investment grade.

     The International Equity Portfolio generally invests at least 90% of its total assets in equity securities of established companies, listed on foreign exchanges, which the Investment Manager believes have favorable characteristics. When the Investment Manager believes that it is appropriate to do so in order to achieve the International Equity Portfolio's investment objective of long-term capital growth, the International Equity Portfolio may invest up to 10% of its total assets in debt securities. The International Equity Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Investment Manager to be of equivalent quality. The International Equity Portfolio may also invest up to 5% of its total assets in debt securities which are rated below investment grade.

     When the Investment Manager determines that exceptional conditions exist abroad, each of the International Fund and the International Equity Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S.

  Primary Investments:

     Foreign Securities. Each of the Funds invests primarily in foreign securities. Investments in foreign securities involve special considerations due to limited information, higher brokerage costs, different accounting standards, thinner trading markets as compared to domestic markets and the likely impact of foreign taxes on the income from securities. Such investments may also entail other risks, such as the possibility of one or more of the following; imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less governmental supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

     Repurchase Agreements. Each of the Funds may enter into repurchase agreements. If the seller under a repurchase agreement becomes insolvent, a Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

     Securities Lending. From time to time, International Fund may lend its portfolio securities to registered broker/dealers as described above. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to registered broker/dealers deemed by the Investment Manager to be in good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be received in exchange for such loans would justify the risk.


     Debt Securities. Each of the Funds may, as described above, invest to a limited extent in debt securities rated below investment grade, i.e. below Baa by Moody's and below BBB by S&P (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. Each of the Funds may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest. The International Fund may invest up to 20% of its total assets in debt securities. The International Equity Portfolio may invest up to 10% of its total assets in debt securities. Each Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade (junk bonds).



     Illiquid and Restricted Securities. Each of the Funds may invest in illiquid and restricted securities. The absence of a trading market can make it difficult to ascertain a market value for illiquid and restricted securities. Disposing of illiquid and restricted securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. The risk factors involved in the use of illiquid and restricted securities are substantially the same for each of the Funds.



     Strategic Transactions and Derivatives. From time to time, each of the Funds may engage in strategic transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transaction entails certain other risks. In particular, the variable degree of correlation between price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The risk factors involved in the use of strategic transactions and derivatives are substantially the same for each of the Funds.


     Fundamental Policies. Each Fund has "fundamental" investment policies which may be changed only with stockholder approval and "nonfundamental" investment policies which may be changed only with the approval of a Fund's Board of Directors. Following is a description of certain of the Funds' current fundamental investment policies which are substantially similar:

     Neither Fund may, with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

     Neither Fund may borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings.

     Neither Fund may act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

     Neither Fund may make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with the Fund's investment objectives and investment policies may be deemed to be loans.

     Neither Fund may purchase or sell real estate (except that each Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

     Neither Fund may purchase or sell physical commodities or contracts relating to physical commodities.

     Stockholders of the International Fund are being asked at a Special Meeting of Stockholders on October 27, 1997 to approve certain changes to the International Fund's fundamental investment restrictions. If approved, International Fund's foregoing policies would be revised as follows.

     International Fund will not:

          (a) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time;

          (b) borrow money, except as permitted under the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time;

          (c) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time;

          (d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          (e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

          (f) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

          (g) purchase physical commodities or contracts relating to physical commodities.

     In addition, International Fund will continue to be classified as a diversified series of an open-end management investment company.

     Except for the policy on borrowing, none of the proposed policies differs from the International Fund's current comparable policy in a material way. The current policy of International Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings. Under its proposed borrowing policy, International Fund would not be limited to borrowing for temporary or emergency purposes; however, if the International Fund Inc. Directors determine with respect to International Fund to permit borrowing for other purposes, which they currently do not intend to do, the Fund's disclosure documents would be amended to disclose that fact. Although the International Fund Inc. Directors do not currently intend to permit International Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy, except to the extent that reverse repurchase agreements would not be subject, under the proposed policy, to the 300% asset coverage requirement. Consequently, the proposed policy would permit International Fund to engage in reverse repurchase agreements to a greater extent than under the current policy.

     The nonfundamental investment restrictions of the International Equity Portfolio and the International Fund are substantially similar, except as described herein.

     Description of the Reorganization Agreement. As stated above, the Reorganization Agreement provides for the transfer of all or substantially all of the assets of the International Equity Portfolio to the International Fund in exchange for that number of full and fractional Barrett Shares in the International Fund having an aggregate net asset value equal to the aggregate net asset value of each International Equity Portfolio stockholder's stock held in the International Equity Portfolio as of the close of business on the business day preceding the Closing. International Fund will assume all of the identified and stated liabilities of the International Equity Portfolio. In connection with the Closing, Institutional Fund Inc., on behalf of the International Equity Portfolio, will distribute the shares of common stock of the International Fund received in the exchange to the stockholders of the International Equity Portfolio in complete liquidation of the International Equity Portfolio. Institutional Fund Inc. will subsequently be deregistered as an investment company under the 1940 Act and terminated under Maryland law.

     Upon completion of the Reorganization, each stockholder of the International Equity Portfolio will own that number of full and fractional Barrett Shares in the International Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder's stock held in the International Equity Portfolio immediately as of the close of business on the business day preceding the Closing. Each stockholder's account with International Fund Inc. will be identical in all material respects to the accounts currently maintained by Institutional Fund Inc. for each stockholder. In the interest of economy and convenience, shares of the International Equity Portfolio generally are not represented by physical certificates, and shares of the International Fund similarly generally will be in uncertificated form.

     Until the Closing, stockholders of the International Equity Portfolio will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the International Equity Portfolio's Transfer Agent of a redemption request in proper form. Redemption requests received by Institutional Fund Inc. thereafter will be treated as requests received by International Fund Inc. for the redemption of shares of the International Fund received by the stockholder in the Reorganization.

     The obligations of Institutional Fund Inc. and International Fund Inc. under the Reorganization Agreement are subject to various conditions, as stated therein. Among other things, the Reorganization requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Reorganization Agreement. Institutional Fund Inc. and International Fund Inc. are in the process of making the necessary filings. To provide against unforeseen events, the Reorganization Agreement may be terminated or amended at any time prior to the Closing by action of the Directors of Institutional Fund Inc. and the Directors of International Fund Inc., notwithstanding the approval of the Reorganization Agreement by the stockholders of the International Equity Portfolio. However, no amendment may be made that materially adversely affects the interests of the stockholders of the International Equity Portfolio. Institutional Fund Inc. and International Fund Inc. may at any time waive compliance with any of the covenants and conditions contained in the Reorganization Agreement. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Agreement at Exhibit C.

     Reasons for the Reorganization. The proposed Reorganization was presented to the Board of Directors of Institutional Fund Inc. for consideration and approval at a special meeting on August 6, 1997. All of the Directors were present at the meeting. For the reasons discussed below, the Board of Directors of Institutional Fund Inc., including all of the Non-interested Directors, has determined that the interests of the stockholders of the International Equity Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the International Equity Portfolio and its stockholders.

     The proposed combination of the International Equity Portfolio and the International Fund will allow the International Equity Portfolio's stockholders to continue to participate in a professionally-managed portfolio consisting primarily of foreign equity investments. The Directors of Institutional Fund Inc. believe that International Equity Portfolio stockholders will benefit from the proposed Reorganization because the International Fund, while guided by substantially similar investment objectives and policies, offers the following benefits:


     Increased Investment Opportunities. The International Fund is currently approximately more than 100 times larger than the International Equity Portfolio. Because of its much larger asset base, the International Fund may be able to acquire and dispose of securities on more favorable terms than the International Equity Portfolio. Also, because of its larger size, the International Fund can obtain a wider variety of investments. Moreover, it is anticipated that combining the International Equity Portfolio and the International Fund will further enhance trading efficiency and investment flexibility.


     Lower Fund Expenses Over Time. While total fund expenses of the International Fund will be higher than those currently paid by stockholders of the International Equity Portfolio on account of expense limitations currently in place, if the proposed transaction is approved, such stockholders may benefit from lower total fund expenses over the long-term. There can be no assurance that the Investment Manager will continue its expense limitation arrangement currently in effect for the International Equity Portfolio once such expense limitation expires after December 31, 1997.

     Due to the small size of the International Equity Portfolio, the Directors and management of such Fund believe that the Fund cannot grow to a sufficient size through the sale of additional stock to provide investors with significant economies of scale. Accordingly, the Directors of Institutional Fund Inc. recommend that the International Equity Portfolio's stockholders approve the Reorganization with the International Fund.

     The Board of Directors of the International Equity Portfolio, in recommending the proposed transaction, considered a number of factors, including the following:

          (1) the capabilities and resources of the Investment Manager and its affiliates in the areas of investment management and stockholder servicing;

          (2) expense ratios and information regarding fees and expenses of the International Equity Portfolio and the International Fund;

          (3) the terms and conditions of the Reorganization and whether it would result in dilution of the interests of the International Equity Portfolio's stockholders;

          (4) the compatibility of the International Fund, its investment objectives, policies and restrictions with those of the International Equity Portfolio;

          (5) the growth opportunities afforded by the proposed consolidation with the International Fund; and

          (6) the tax consequences to the International Equity Portfolio and its stockholders.

     Description of Securities To Be Issued. The authorized capital stock of International Fund Inc. consists of 700,000,000 shares, $0.01 par value per share. The Directors of International Fund Inc. are authorized to divide the shares into separate series, of which the International Fund is one. Shares of International Fund Inc. entitle their holders to one vote per share; however, separate votes will be taken by each series on matters affecting an individual series. Shares have noncumulative voting rights and no preemptive or subscription rights. International Fund Inc. is not required to hold stockholder meetings annually, although stockholder meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment management agreement.


     The Directors of International Fund Inc., in their discretion, may authorize the division of shares of International Fund Inc. (or shares of a series) into different classes permitting shares of different classes to be distributed by different methods. Although stockholders of different classes of a series would have an interest in the same portfolio of assets, stockholders of different classes may bear different expenses in connection with different methods of distribution, which may affect performance. Consistent with the Directors' authority, the Directors of International Fund Inc. have authorized the creation of the Barrett Shares class of the International Fund. It is anticipated that the Barrett Shares class of the International Fund will be created prior to the Closing Date. If the Barrett Shares class of the International Fund is not so created, the Reorganization will not be consummated.


     International Fund Inc.'s By-Laws provide that meetings of stockholders may be called at any time by the President, and shall be called by the President or Secretary at the request, in writing or by resolution, of a majority of Directors, or at the written request of the holder or holders of twenty-five percent (25%) or more of the total number of shares of International Fund Inc. then issued and outstanding and entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. In the event that stockholders of International Fund Inc. wish to communicate with other stockholders concerning the removal of any Director of International Fund Inc., such stockholders shall be assisted in communicating with other stockholders for the purpose of obtaining signatures to request a meeting of stockholders, all in the manner provided in Section 16(c) of the 1940 Act as if that section were applicable.

     Tax Considerations. The Reorganization is conditioned upon the receipt by Institutional Fund Inc. and International Fund Inc. of an opinion from Dechert Price & Rhoads, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:
(i) the transfer to International Fund of all of the assets of the International Equity Portfolio in exchange solely for International Fund Barrett Shares and the assumption by the International Fund of all of the identified and stated liabilities of the International Equity Portfolio, followed by the distribution of such Barrett Shares to the International Equity Portfolio stockholders in exchange for their shares of the International Equity Portfolio in complete liquidation of the International Equity Portfolio, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the International Fund and the International Equity Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the International Equity Portfolio upon the transfer of all of its assets to the International Fund in exchange solely for International Fund Barrett Shares and the assumption by the International Fund of the identified and stated liabilities of the International Equity Portfolio;
(iii) the basis of the assets of the International Equity Portfolio in the hands of the International Fund will be the same as the basis of such assets of the International Equity Portfolio immediately prior to the transfer; (iv) the holding period of the assets of the International Equity Portfolio in the hands of the International Fund will include the period during which such assets were held by the International Equity Portfolio;
(v) no gain or loss will be recognized by the International Fund upon the receipt of the assets of the International Equity Portfolio in exchange for International Fund Barrett Shares and the assumption by the International Fund of the identified and stated liabilities of the International Equity Portfolio;
(vi) no gain or loss will be recognized by the stockholders of the International Equity Portfolio upon the receipt of International Fund Barrett Shares solely in exchange for their shares of the International Equity Portfolio as part of the transaction; (vii) the basis of the International Fund Barrett Shares received by the stockholders of the International Equity Portfolio will be the same as the basis of the shares of the International Equity Portfolio exchanged therefor; and (viii) the holding period of the International Fund Barrett Shares received by the stockholders of the International Equity Portfolio will include the holding period during which the shares of the International Equity Portfolio exchanged therefor were held, provided that at the time of the exchange, the shares of the International Equity Portfolio were held as capital assets in the hands of the stockholders of the International Equity Portfolio.


     While Institutional Fund Inc. is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and stockholders may wish to consult their own tax advisers with respect to such matters.

     Comparative Information on Stockholder Rights. Each of International Fund Inc. and Institutional Fund Inc. is a Maryland corporation governed by its Articles of Incorporation dated June 23, 1975 and January 2, 1986, respectively, each as amended and restated, its By-Laws and applicable Maryland law. The business and affairs of each of the Funds are managed under the direction of a Board of Directors.

     The number of shares of common stock of each of International Fund Inc. and Institutional Fund Inc. authorized is 700,000,000 and 25,000,000,000, respectively. Under the Articles of Incorporation of each of Institutional Fund Inc. and International Fund Inc., the Board of Directors is authorized to create new classes or series of shares without a vote of stockholders.


     Interests in the International Fund and the International Equity Portfolio are represented by transferable shares of common stock having $0.01 par value and $0.001 par value, respectively. The Directors of each of International Fund Inc. and Institutional Fund Inc. may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate shares in that portfolio. The Directors of International Fund Inc. and Institutional Fund Inc. each have the power to create separate classes of shares for each portfolio and to create additional classes in the future without a vote of stockholders.



     Liquidation Expenses of The Fund. If the Reorganization is effected, the International Equity Portfolio will liquidate, cease to operate as a business, and dissolve its corporate existence. In this connection, the International Equity Portfolio will incur certain expenditures, obligations, and liabilities to be paid or discharged on and after the Closing Date, for which it will retain a portion of its cash and cash equivalents as the "Expense Reserve."


     Interest of Certain Persons. The Investment Manager has a financial interest in the Reorganization, arising from the fact that its management fee under its Investment Management Agreement with the International Fund will increase as the amount of the International Fund's assets increases: the amount of those assets will increase by virtue of the Reorganization. See
"Synopsis -- Fees and Expenses." Similarly, Scudder Service Corporation, a subsidiary of the Investment Manager, is the transfer, stockholder servicing and dividend-paying agent for the International Fund, and its fees from the International Fund will increase from the addition to the International Fund of new accounts.


     Portfolio Turnover. The average annual portfolio turnover rate for the International Fund, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal years ended March 31, 1996 and March 31, 1997, was 45.2% and 35.8%, respectively. The average annual portfolio turnover rate for the International Equity Portfolio for the period April 3, 1996 (commencement of operations) to December 31, 1996 was 10.1% (annualized).

     Capitalization and Performance. The following table shows on an unaudited basis the capitalization of the International Equity Portfolio and the Barrett Shares class of the International Fund as of March 31, 1997 and on a pro forma basis as of March 31, 1997 giving effect to the Reorganization:

                                                           INTERNATIONAL
                                           INTERNATIONAL      EQUITY        PRO FORMA      PRO FORMA FOR
                                               FUND          PORTFOLIO     ADJUSTMENTS*   REORGANIZATION*
                                           -------------   -------------   ------------   ---------------
                                                      (IN THOUSANDS, EXCEPT PER SHARE VALUES)
    Net Assets...........................   $  2,583,031      $18,324              0        $ 2,601,355
    Net Asset Value per share............   $      48.07      $ 12.68              0        $     48.07
    Shares outstanding...................         53,734        1,446         (1,064)            54,116

---------------
* The pro forma relates to the International Fund as a whole; the pro forma for the Barrett Shares class of the International Fund (in thousands, except per share value) is as follows: net assets of $18,324, net asset value per share of $48.07 and shares outstanding of 382.

     Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

     Average Annual Total Return. The following table reflects average annual total returns for the one, five and ten year periods ending July 31, 1997 for shares of the International Equity Portfolio and the International Fund:

                          AVERAGE ANNUAL TOTAL RETURN

                                                                                INTERNATIONAL
                                                              INTERNATIONAL        EQUITY
                               PERIOD                             FUND*           PORTFOLIO
        ----------------------------------------------------  -------------     -------------
        One Year............................................      29.21%            26.93%
        Five Years..........................................      14.84%              n/a
        Ten Years...........................................       9.30%              n/a
        Since Inception.....................................        n/a             17.66%

---------------
* Barrett Shares of International Fund were not offered during the periods covered. Performance shown is for shares of the International Fund in existence during the periods covered.

     Investment Manager. Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, is the investment manager to the International Fund pursuant to an Investment Management Agreement with International Fund Inc., on behalf of the International Fund, substantially similar in all material respects to that currently in place for the International Equity Portfolio.

     Stockholders of the International Fund are being asked to approve a new investment management agreement with Scudder Kemper in connection with the transactions pursuant to the Scudder-Zurich alliance described more fully in Proposal 2 below. If approved, the new investment management agreement between the International Fund and Scudder Kemper is not expected to have a material effect on the operations of the International Fund or on its stockholders. No material change in the International Fund's investment philosophy, objectives or strategies is currently envisioned.

     The Directors and Executive Officers of International Fund Inc., their business addresses and principal occupations during the past five years are:

                                          PRESENT OFFICE WITH INTERNATIONAL FUND, INC.
                                                    (DATE BECAME DIRECTOR),
NAME (AGE)                            PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS
---------------------------------  ----------------------------------------------------------
Paul Bancroft III (67)...........  Director, Scudder International Fund, Inc. (1982). Venture
                                   Capitalist and Consultant (1988 to present); Retired
                                   President, Chief Executive Officer and Director, Bessemer
                                   Securities Corp. (private investment company); Director,
                                   Western Atlas, Inc. (diversified oil services and
                                   industrial automation company). Former Director: Albany
                                   International, Inc. (paper machine belt manufacturer); and
                                   Measurex Corp. (process control systems company). Mr.
                                   Bancroft serves on the Boards of an additional 5 Trusts or
                                   Corporations whose Funds are advised by Scudder.
Nicholas Bratt* (49).............  President and Director, Scudder International Fund, Inc.
                                   (1982). Managing Director of Scudder, Stevens & Clark,
                                   Inc. Mr. Bratt serves on the Boards of an additional 14
                                   Trusts or Corporations whose Funds are advised by Scudder.
Thomas J. Devine (70)............  Director, Scudder International Fund, Inc. (1978).
                                   Consultant. Mr. Devine serves on the Boards of an
                                   additional 6 Trusts or Corporations whose Funds are
                                   advised by Scudder.
Keith R. Fox (43)................  Director, Scudder International Fund, Inc. (1996).
                                   President, Exeter Capital Management Corporation (private
                                   equity investment firm). Mr. Fox serves on the Boards of
                                   an additional 3 Trusts or Corporations whose Funds are
                                   advised by Scudder.
William H. Gleysteen, Jr. (71)...  Director, Scudder International Fund, Inc. (1990).
                                   Consultant; Guest Scholar, Brookings Institute; Former
                                   President, The Japan Society, Inc. (until 1996). Mr.
                                   Gleysteen serves on the Boards of an additional 4 Trusts
                                   or Corporations whose Funds are advised by Scudder.
David S. Lee* (63)...............  Vice President, Assistant Treasurer and Director, Scudder
                                   International Fund, Inc. (1997). Managing Director,
                                   Scudder, Stevens & Clark, Inc.; Trustee Emeritus, New
                                   England Medical Center. Mr. Lee serves on the Boards of an additional 38 Trusts or Corporations whose Funds are
                                   advised by Scudder.
William H. Luers (68)............  Director, Scudder International Fund, Inc. (1990).
                                   President, The Metropolitan Museum of Art; Director: IDEX
                                   Corporation (liquid handling equipment manufacturer) and
                                   Wickes Lumber Company (building materials for
                                   contractors); Former Director: Transco Energy Company
                                   (natural gas transmission company) (until 1995) and The
                                   Discount Corporation of New York (bond trading) (until
                                   1993). Mr. Luers serves on the Boards of an additional 3
                                   Trusts or Corporations whose Funds are advised by Scudder.
Wilson Nolen (70)................  Director, Scudder International Fund, Inc. (1975).
                                   Consultant; Trustee: Cultural Institutions Retirement
                                   Fund, Inc., New York Botanical Garden, Skowhegan School of
                                   Painting and Sculpture; and Former Director, Ecohealth,
                                   Inc. (biotechnology company) (until 1996). Mr. Nolen
                                   serves on the Boards of an additional 9 Trusts or
                                   Corporations whose Funds are advised by Scudder.

                                          PRESENT OFFICE WITH INTERNATIONAL FUND, INC.
                                                    (DATE BECAME DIRECTOR),
NAME (AGE)                            PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS
---------------------------------  ----------------------------------------------------------
Daniel Pierce* (63)..............  Chairman of the Board and Director, Scudder International
                                   Fund, Inc. (1986). Chairman of the Board and Managing
                                   Director of Scudder, Stevens & Clark, Inc. Director,
                                   Fiduciary Trust Company (bank and trust company) and
                                   Fiduciary Company Incorporated (bank and trust company).
                                   Mr. Pierce serves on the Boards of an additional 25 Trusts or Corporations whose Funds are advised by Scudder.
Kathryn L. Quirk* (44)...........  Vice President, Assistant Secretary and Director, Scudder
                                   International Fund, Inc. (1996). Managing Director of
                                   Scudder, Stevens & Clark, Inc. Ms. Quirk serves on the
                                   Boards of an additional 34 Trusts or Corporations whose
                                   Funds are advised by Scudder.
Dr. Gordon Shillinglaw (72)......  Director, Scudder International Fund, Inc. (1982).
                                   Professor Emeritus of Accounting, Columbia University
                                   Graduate School of Business. Dr. Shillinglaw serves on the
                                   Boards of an additional 8 Trusts or Corporations whose
                                   Funds are advised by Scudder.

---------------
* Directors considered by International Fund Inc. and its counsel to be "interested persons" (as defined in the 1940 Act) of International Fund Inc. or of its investment manager because of their employment by the Investment Manager and, in some cases, holding offices with International Fund Inc.

     Stockholders of the International Fund are being asked to elect a new slate of Directors in connection with the Scudder-Zurich alliance for reasons substantially similar to those set forth in Proposal 3 below.

     Expenses of the Reorganization. The expenses relating to the proposed Reorganization will be borne by Scudder.

                             ADDITIONAL INFORMATION


     As of June 30, 1997, 3,476,331 shares in the aggregate, 6.48% of the outstanding shares of International Fund, were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein. As of June 30, 1997 the Directors and Officers of International Fund Inc. as a group owned beneficially less than 1% of each class of shares of the International Fund outstanding. As of June 30, 1997, the Directors and Officers of Institutional Fund Inc. as a group beneficially owned less than 1% of the outstanding shares of the International Equity Portfolio. As of October 3, 1997, Barrett Associates, Inc., a New York corporation located at 521 Fifth Avenue, New York, New York 10175, owned beneficially, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, 82.11% of the outstanding shares of International Equity Portfolio, but disclaims any beneficial ownership therein. As a result of such ownership, Barrett Associates, Inc. may be deemed to be a control person and an affiliate of International Equity Portfolio and may have the ability to determine the vote on the stockholder proposals described in this Proxy Statement/Prospectus.


REQUIRED VOTE


     Approval of the Reorganization Agreement requires the affirmative vote of a majority of International Equity Portfolio's shares outstanding and entitled to vote thereon. Subject to such approval, the reorganization is currently scheduled to become effective as of the close of business on December 15, 1997, but may be postponed by mutual agreement of Institutional Fund Inc. and International Fund Inc. The Directors unanimously recommend that the stockholders of the International Equity Portfolio vote in favor of this Proposal 1.

                                  PROPOSAL 2:
                APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

     Introduction. Scudder acts as the investment manager to the International Equity Portfolio (also referred to in Proposals 2, 3 and 4 as the "Fund") pursuant to an investment management agreement entered into by the Fund and Scudder (the "Current Investment Management Agreement"). On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (the "New Investment Management Agreement," together with the Current Investment Management Agreement, the "Investment Management Agreements") between the Fund and Scudder Kemper is being proposed for approval by stockholders of the Fund. A copy of the form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds currently advised by Scudder and to permit ease of administration. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

     Stockholders are being asked to approve this Proposal 2 in the event that the Reorganization, as described in Proposal 1 above, is not consummated.

     Board of Directors' Recommendation. On August 6, 1997, the Board of Institutional Fund Inc. (also referred to in Proposals 2, 3 and 4 as the "Corporation"), including Non-interested Directors, voted to approve the New Investment Management Agreement and to recommend its approval to stockholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors' Evaluation" below.

     The Board of the Corporation recommends that its stockholders vote in favor of the approval of the New Investment Management Agreement for the Fund.

     Board of Directors' Evaluation. On June 26, 1997, representatives of Scudder advised the Non-interested Directors of the Corporation by means of a telephone conference call that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Directors with additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Directors discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel and also consulted with a representative of the Fund's independent auditors and with an independent consultant knowledgeable in mutual fund industry matters.

     In the course of these discussions, Scudder advised the Non-interested Directors that it did not expect that the proposed Transactions would have a material effect on the operations of the Fund or its stockholders. Scudder has advised the Non-interested Directors that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Fund. Scudder representatives have informed the Directors that Scudder currently intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Directors that although it currently expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Fund may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Directors, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Fund and the other investment advisory clients of the new Scudder Kemper organization.

     The Board of the Corporation was advised that Scudder intends to rely on
Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, the Board, assuming the election of the nominees that you are being asked to elect in "Proposal 3: Election of Directors," would be in compliance with this provision of Section 15(f). (See "Proposal 3: Election of Directors"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Fund and the Non-interested Directors.

     During the course of their deliberations, the Non-interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder's maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Fund; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Fund and from affiliates of Scudder serving the Fund in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund.

     In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Directors considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Directors concluded that the Transactions should cause no reduction in the quality of services provided to the Fund and believe that the Transactions should enhance Scudder's ability to provide such services.

     On August 6, 1997, the Directors of the Corporation, including the Non-interested Directors of the Corporation, approved the New Investment Management Agreement.

     Information Concerning the Transactions and Zurich. Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15,

2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions, and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Corporation by Scudder, and the information set forth below concerning Zurich has been provided to the Corporation by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

     Description of the Current Investment Management Agreement. Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of the Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Directors may determine.


     The Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services and that the Investment Manager will place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund stockholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Commission and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its stockholders, preparing and arranging for the printing of dividend notices to stockholders, and providing the transfer and dividend paying agent and the custodian with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Corporation's Board of Directors.



     Under the Current Investment Management Agreement, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Directors; the cost of printing and distributing reports, notices and dividends to current stockholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of the sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of stockholders' and other meetings, the cost of responding to stockholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Directors of the Corporation with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current stockholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.


     The Investment Manager is responsible for the payment of the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Directors not affiliated with the Investment Manager. Under the Current Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Directors and officers of the Corporation who are Directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Corporation to any of its officers or Directors who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a management fee at a rate of 0.90% of average daily net assets which is accrued daily and payable monthly. As of December 31, 1996, the end of the Fund's last fiscal year, the Fund had net assets of $17,897,508 and paid an aggregate management fee to the Investment Manager of $0 during such period.

     The Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     The Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by the Board of Directors. As stated above, the Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for the Fund since the Fund commenced operations on April 3, 1996. The Current Investment Management Agreement is dated April 3, 1996, and was last approved by the Directors on July 27, 1997 and by the stockholders of the Fund on April 2, 1996 and continues in effect until July 31, 1998. The Current Investment Management Agreement was last submitted to stockholders prior to its becoming effective, as required by the 1940 Act.

     The New Investment Management Agreement. The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect for an initial term ending on the same date as would the Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions at which time it would terminate. In such event, the Board of the Corporation will take such action as it deems to be in the best interests of the Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

     Differences Between the Current and New Investment Management
Agreements. The New Investment Management Agreement is substantially the same as the Current Investment Management Agreement in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreement reflects conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration. For example, in the New Investment Management Agreement, the term "accounting agents" would be added to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions.

     The New Investment Management Agreement would also clarify that purchase and sale opportunities which are suitable for more than one client of the Investment Manager will be allocated by the Investment Manager in an equitable manner.

     In addition, the New Investment Management Agreement proposes to clarify the scope of the licensing provisions governing the use of the Scudder name. Specifically, the New Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the nonexclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. This license continues only as long as the New Investment Management Agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the

Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, the Corporation, on behalf of the Fund, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, the Corporation, on behalf of the Fund, must not use a name likely to be confused with those associated with the Scudder Marks.

     Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to stockholders and addition of a provision clarifying that the New Investment Management Agreement supersedes all prior agreements.

     Investment Manager. Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.


     As stated above, Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above-named individuals is serving as a Managing Director of Scudder.


     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.
---------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value and provides fund accounting services for the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholder servicing and dividend-paying agent for the Fund. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for stockholder accounts in certain retirement and employee benefit plans. For the fiscal year ended December 31, 1997, the fees paid to SFAC, SSC and STC by the Fund were $0, $15,431 and $0, respectively.

     SFAC, SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Fund under the current arrangements if the New Investment Management Agreement is approved, unless the proposed reorganization is approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

     Brokerage Commissions on Portfolio Transactions. To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of

Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.


     Required Vote. Approval of this Proposal by the Fund requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of the Fund. The Directors of the Corporation recommend that the stockholders of the Fund vote in favor of this Proposal 2.


                                  PROPOSAL 3:
                   ELECTION OF DIRECTORS FOR THE CORPORATION

     At the Special Meeting, five Directors are to be elected to constitute the Board of the Corporation. For election of Directors at the Special Meeting, the Board of Directors has approved the nomination of the following individuals: Dr. Rosita P. Chang, Edgar R. Fiedler, Peter B. Freeman, Dr. J. D. Hammond and Richard M. Hunt.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the Corporation until the next meeting of stockholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the Articles of Incorporation of the Corporation. Since the Corporation does not hold annual meetings, Directors will hold office for an indeterminate period.

     Each of the nominees has indicated that he or she is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend. The following table sets forth certain information concerning the current Directors and the nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:

                                       PRESENT OFFICE WITH THE CORPORATION (DATE NOMINEE
                                             BECAME DIRECTOR), PRINCIPAL OCCUPATION
           NAME (AGE)                           OR EMPLOYMENT AND DIRECTORSHIPS
--------------------------------- ------------------------------------------------------------
Dr. Rosita P. Chang (42)......... Professor of Finance, University of Rhode Island. Dr. Chang
                                  serves on the Board of 1 Trust whose Funds are advised by
                                  Scudder.
Edgar R. Fiedler* (68)........... Director (1987). Senior Fellow and Economic Counsellor, The
                                  Conference Board, Inc.; Formerly Assistant Secretary of the
                                  Treasury for Economic Policy. Director: The Stanley Works;
                                  Zurich-American Insurance Company; Harris Insight Funds; and
                                  Emerging Mexico Fund. Mr. Fiedler serves on the Boards of an additional 8 Trusts or Corporations whose Funds are advised by Scudder.
Peter B. Freeman (65)............ Director (1991). Trustee, Eastern Utilities Associates
                                  (electric utility holding company); Director, AMICA Life
                                  Insurance Co.; Director, AMICA Insurance Co. Formerly:
                                  President, Fields Point Management Co. and Goelet Estate Co.
                                  (private investment management companies); Former Director,
                                  The Providence Journal Company (multi-media company). Mr.
                                  Freeman serves on the Boards of an additional 9 Trusts or
                                  Corporations whose Funds are advised by Scudder.
Dr. J.D. Hammond (63)............ Dean, Smeal College of Business Administration, Pennsylvania
                                  State University; Member of the Board, The Atlantic Mutual
                                  Insurance Co. Former Trustee, Provident Mutual Life
                                  Insurance Company. Dr. Hammond serves on the Boards of an
                                  additional 2 Trusts or Corporations whose Funds are advised by Scudder.
Richard M. Hunt (70)............. University Marshall and Senior Lecturer, Harvard University;
                                  Vice Chairman, American Council on Germany; Director,
                                  Council on the United States and Italy; Life Trustee,
                                  American Field Service; and Partner, Elmhurst Investment
                                  Trust (family investment firm). Mr. Hunt serves on the
                                  Boards of an additional 2 Trusts or Corporations whose Funds are advised by Scudder.

---------------
* Director considered by the Corporation and its counsel to be an "interested person" (as defined in the 1940 Act) of the Corporation or of its investment manager because of his employment by the Investment Manager. Although Mr. Fiedler is currently not an "interested person" he may be deemed to be so in the future by the Commission because of his prior service as a director of Zurich American Insurance Company, a subsidiary of Zurich. Mr. Fiedler resigned from that position in July 1997 and has had no further affiliation with Zurich or any of its affiliates since that date.

CURRENT DIRECTORS NOT STANDING FOR RE-ELECTION:

                                        PRESENT OFFICE WITH THE CORPORATION (DATE BECAME
                                                DIRECTOR), PRINCIPAL OCCUPATION
           NAME (AGE)                           OR EMPLOYMENT AND DIRECTORSHIPS
--------------------------------- ------------------------------------------------------------
Robert W. Lear (80).............. Director (1989). Executive-in-Residence, Visiting Professor,
                                  Columbia University Graduate School of Business; Director,
                                  Equitable Capital Partners Enhancement Yield Funds. Former
                                  Director, Cambrex Corp.
David S. Lee* (63)............... Chairman of the Board and Director (1994). Managing
                                  Director, Scudder, Stevens & Clark, Inc.; Trustee Emeritus,
                                  New England Medical Center. Mr. Lee serves on the Boards of an additional 16 Trusts or Corporations whose Funds are
                                  advised by Scudder.
Daniel Pierce* (63).............. President and Director (1990). Chairman of the Board and
                                  Managing Director of Scudder, Stevens & Clark, Inc.
                                  Director, Fiduciary Trust Company (bank and trust company)
                                  and Fiduciary Company Incorporated (bank and trust company).
                                  Mr. Pierce serves on the Boards of an additional 18 Trusts or Corporations whose Funds are advised by Scudder.

---------------

* Directors considered by the Corporation and its counsel to be "interested persons" (as defined in the 1940 Act) of the Corporation or of its investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Corporation.


     As of June 30, 1997, no nominees to or Directors of the Corporation owned directly or beneficially any shares of the Fund.

     To the best of the Corporation's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of the Fund's outstanding shares.

     Responsibilities of the Board -- Board and Committee Meetings. The Board of Directors of the Corporation is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder. These Non-interested Directors have primary responsibility for assuring that the Fund is managed in a manner consistent with the best interests of its stockholders. The Board met four times in 1996.

     The Board of Directors meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Non-interested Directors. In addition, the Non-interested Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of the Corporation has both an Audit Committee and a Committee on Independent Directors, the responsibilities of which are described below.

     Audit Committee. The Board of the Corporation has an Audit Committee consisting of the Non-interested Directors. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the types of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the

Board on matters regarding the Fund's accounting and bookkeeping practices. The Audit Committee met once in 1996.


     Committee on Independent Directors. The Board of the Corporation has a Committee on Independent Directors consisting of all of the Non-interested Directors. The Committee is charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee on Independent Directors met once in 1996.


     In addition to the Board and committee meetings listed above, the Directors of the Corporation attended various other meetings on behalf of the Corporation during the year, including meetings with their independent legal counsel and informational meetings.

     Executive Officers. In addition to Mr. Pierce, a Director who is also an officer of the Corporation, the following persons are Executive Officers of the
Corporation:

                                   PRESENT OFFICE WITH THE CORPORATION;        YEAR FIRST BECAME
        NAME (AGE)                PRINCIPAL OCCUPATION OR EMPLOYMENT(1)          AN OFFICER(2)
---------------------------  ------------------------------------------------  -----------------
K. Susan Cote (35).........  Vice President; Principal of Scudder, Stevens &          1996
                             Clark, Inc.
Carol L. Franklin (44).....  Vice President; Managing Director of Scudder,            1996
                             Stevens & Clark, Inc.
Jerard K. Hartman (64).....  Vice President; Managing Director of Scudder,            1996
                             Stevens & Clark, Inc.
Thomas W. Joseph (58)......  Vice President and Assistant Secretary;                  1989
                             Principal of Scudder, Stevens & Clark, Inc.
Thomas F. McDonough (50)...  Vice President and Secretary; Principal of               1989
                             Scudder, Stevens & Clark, Inc.
Pamela A. McGrath (43).....  Vice President and Treasurer; Managing Director          1991
                             of Scudder, Stevens & Clark, Inc.
Kathryn L. Quirk (44)......  Vice President; Managing Director of Scudder,            1996
                             Stevens & Clark, Inc.

---------------
(1) Unless otherwise stated, all of the Executive Officers have been associated with the Corporation for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Corporation.

     Compensation of Directors and Officers. The Corporation pays each Non-interested Director an annual Director's fee plus specified amounts for Board and committee meetings attended and compensates him or her for expenses related to Corporation business.

     Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Corporation and receives a management fee for its services. Several of the Corporation's officers and Directors are also officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm, although the Corporation makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Directors' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Directors who receive compensation from the Corporation.

     Column (2) Aggregate compensation received by each Director of the Corporation during the calendar year 1996.

     Column (3) Total compensation received by each Director from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     The Directors do not receive any pension or retirement benefits from the Corporation.

                               COMPENSATION TABLE

                                                                                              (3)
                                                                                    TOTAL COMPENSATION FROM
                                                                                      THE CORPORATION AND
                                                             (2)                             FUND
                     (1)                            AGGREGATE COMPENSATION              COMPLEX PAID TO
              NAME OF DIRECTOR                 SCUDDER INSTITUTIONAL FUND, INC.            DIRECTOR
---------------------------------------------  --------------------------------     -----------------------
Edgar R. Fiedler*............................              $ 17,907                   $108,083 (20 Funds)
Peter B. Freeman.............................              $  9,076                   $131,734 (33 Funds)
Robert W. Lear...............................              $  9,076                   $33,049 (11 Funds)

---------------
* Mr. Fiedler received $17,907 through a deferred compensation program. As of December 31, 1996, Mr. Fiedler had a total of $420,490 accrued over a number of years in a deferred compensation program for serving on the Boards of Directors of Scudder Institutional Fund, Inc. and Scudder Fund, Inc.


     Required Vote. Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes of the Corporation cast at the Special Meeting in person or by proxy. The Directors of the Corporation recommend that the stockholders of the Fund vote in favor of each of the nominees listed in this Proposal 3.


                                  PROPOSAL 4:
     RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Corporation, including a majority of the Non-interested Directors, has selected Price Waterhouse LLP to act as independent accountants of the Fund for the Fund's current fiscal year. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     Required Vote. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Directors recommend that the stockholders of the Fund vote in favor of this Proposal 4.

                             ADDITIONAL INFORMATION


     General. The cost of preparing, printing and mailing the enclosed proxy card(s), accompanying notice and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Corporation, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the Proxy Statement/Prospectus and card(s) in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card(s), and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the stockholder's instructions on the card(s). Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.



     If the stockholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 488. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.


     Proposals of Stockholders. Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Corporation, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, NY 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Special Meeting. The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Corporation and/or Fund.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                            By order of the Board of Directors,

                            /s/ Thomas F. McDonough

                            Thomas F. McDonough

                            Secretary

                                                                       EXHIBIT A


                                  NAME OF FUND
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                                                           , 199

SCUDDER KEMPER INVESTMENTS, INC.
345 PARK AVENUE
NEW YORK, NEW YORK 10154

                        Investment Management Agreement
                                [Name of Series]

Ladies and Gentlemen:

     [Name of Corporation] (the "Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors has divided the
Corporation's shares of capital stock, par value $          per share, (the
"Shares") into separate series, or funds, including [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

     The Corporation, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

     1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

          (a) The Articles dated                     , 19 , as amended to date.

          (b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

          (c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

     The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

     2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and ["Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark, Inc."] trademarks (together, the "Scudder Marks"), you hereby grant the Corporation a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Corporation's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Corporation's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you (or any organization which shall have succeeded to your business as investment manager ("your Successor")) and the Corporation, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Corporation agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Corporation's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Corporation shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Corporation further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Corporation rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Corporation shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Corporation as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your Successor) and the Corporation, or you no longer are a licensee of the Scudder Marks, the Corporation shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or your Successor) or the Trademark Owner. In no event shall the Corporation use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your Successor) and the Fund is terminated.


     3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

     4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of

Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

     You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

     6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a)
1/12 of      of 1 percent of the average daily net assets as defined below of the Fund for such month; [provided that, for any calendar month during which the
average of such values exceeds $          , the fee payable for that month based
on the portion of the average of such values in excess of $          shall be
1/12 of      of 1 percent of such portion;] [and provided that, for any calendar
month during which the average of such values exceeds $          , the fee
payable for that month based on the portion of the average of such values in
excess of $          shall be 1/12 of      of 1 percent of such portion;] over
any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

     Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

     8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

     9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 19 , and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                            Yours very truly,

                            [NAME OF CORPORATION], on behalf of

                            Scudder                          Fund

                            By:
                              --------------------------------------------------
                              President

     The foregoing Agreement is hereby accepted as of the date hereof.

                            SCUDDER KEMPER INVESTMENTS, INC.

                            By:
                              --------------------------------------------------
                              Managing Director

                                                                       EXHIBIT B


                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.

           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
MONEY MARKET
  Scudder U.S. Treasury
     Money Fund...........  Safety, liquidity, and      0.500% of net assets+       $  398,597,054
                            stability of capital and,
                            consistent therewith,
                            current income.
  Scudder Cash Investment
     Trust................  Stability of capital while  0.500% to $250 million      $1,430,623,516
                            maintaining liquidity of    0.450% next $250 million
                            capital and providing       0.400% next $500 million
                            current income from money   0.350% thereafter+
                            market securities.
  Scudder Money Market
     Series...............  High level of current       0.250% of net assets        $  384,509,425**
                            income consistent with
                            preservation of capital
                            and liquidity by investing
                            in a broad range of
                            short-term money market
                            instruments.
  Scudder Government Money
     Market Series........  High level of current       0.250% of net assets        $   36,794,563**
                            income consistent with
                            preservation of capital
                            and liquidity by investing
                            exclusively in obligations
                            issued or guaranteed by
                            the U.S. Government or its
                            agencies or
                            instrumentalities and in
                            certain repurchase
                            agreements.
TAX FREE MONEY MARKET
  Scudder Tax Free Money
     Fund.................  Income exempt from regular  0.500% to $500 million      $  220,245,241
                            federal income taxes and    0.480% thereafter*
                            stability of principal
                            through investments in
                            municipal securities.
  Scudder Tax Free Money
     Market Series........  High level of current       0.250% of net assets        $   79,695,218**
                            income consistent with
                            preservation of capital
                            and liquidity, exempt from
                            federal income tax by
                            investing primarily in
                            high quality municipal
                            obligations.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
**  Assets as of 7/31/91.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  Scudder California Tax
     Free Money Fund......  Stability of capital and    0.500% of net assets+       $   68,695,680
                            the maintenance of a
                            constant net asset value
                            of $1.00 per share while
                            providing California tax
                            payers income exempt from
                            both California state
                            personal and regular
                            federal income tax through
                            investment in high
                            quality, short-term
                            tax-exempt California
                            municipal securities.
  Scudder New York Tax
     Free Money Fund......  Stability of capital and    0.500% of net assets+       $   59,538,652
                            income exempt from New
                            York state and New York
                            City personal income taxes
                            and regular federal income
                            tax through investment in
                            high quality, short-term
                            municipal securities in
                            New York.
TAX FREE
  Scudder Limited Term Tax
     Free Fund............  High level of income        0.600% of net assets+       $  123,660,431
                            exempt from regular
                            federal income tax
                            consistent with a high
                            degree of principal
                            stability.
  Scudder Medium Term Tax
     Free Fund............  High level of income        0.600% to $500 million      $  650,504,081
                            exempt from regular         0.500% thereafter
                            federal income tax and
                            limited principal
                            fluctuation through
                            investment primarily in
                            high grade intermediate
                            term municipal securities.
  Scudder Managed
     Municipal Bonds......  Income exempt from regular  0.550% to $200 million      $  737,422,861
                            federal income tax          0.500% next $500 million
                            primarily through           0.475% thereafter
                            investments in high-grade
                            long-term municipal
                            securities.
  Scudder High Yield Tax
     Free Fund............  High level of income,       0.650% to $300 million      $  293,101,021
                            exempt from regular         0.600% thereafter
                            federal income tax, from
                            an actively managed
                            portfolio consisting
                            primarily of investment
                            grade municipal
                            securities.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  Scudder California Tax
     Free Fund............  Income exempt from both     0.625% to $200 million      $  288,576,041
                            California state personal   0.600% thereafter
                            income tax and regular
                            federal income tax
                            primarily through
                            investment grade municipal
                            securities.
  Scudder Massachusetts
     Limited Term Tax Free
     Fund.................  A high level of income      0.600% of net assets+       $   65,505,088
                            exempt from both
                            Massachusetts personal
                            income tax and regular
                            federal income tax as is
                            consistent with a high
                            degree of price stability.
  Scudder Massachusetts
     Tax Free Fund........  A high level of income      0.600% of net assets        $  329,842,169
                            exempt from both
                            Massachusetts personal
                            income tax and regular
                            federal income tax through
                            investment primarily in
                            long-term investment-grade
                            municipal securities in
                            Massachusetts.
  Scudder New York Tax
     Free Fund............  Income exempt from New      0.625% to $200 million      $  180,647,157
                            York state and New York     0.600% thereafter
                            City personal income taxes
                            and regular federal income
                            tax through investment
                            primarily in long-term
                            investment-grade municipal
                            securities in New York.
  Scudder Ohio Tax Free
     Fund.................  Income exempt from Ohio     0.600% of net assets+       $   84,109,009
                            personal income tax and
                            regular federal income tax
                            through investment
                            primarily in
                            investment-grade municipal
                            securities in Ohio.
  Scudder Pennsylvania Tax
     Free Fund............  Income exempt from          0.600% of net assets+       $   74,177,997
                            Pennsylvania personal
                            income tax and regular
                            federal income tax through
                            investment primarily in
                            investment-grade municipal
                            securities in
                            Pennsylvania.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
U.S. INCOME
  Scudder Short Term Bond
     Fund.................  High level of income        0.600% to $500 million      $1,468,170,885
                            consistent with a high      0.500% next $500 million
                            degree of principal         0.450% next $500 million
                            stability through           0.400% next $500 million
                            investments primarily in    0.375% next $1 billion
                            high quality short-term     0.350% thereafter
                            bonds.
  Scudder Zero Coupon 2000
     Fund.................  High investment returns     0.600% of net assets+       $   25,440,414
                            over a selected period as
                            is consistent with
                            investment in U.S.
                            Government securities and
                            the minimization of
                            reinvestment risk.
  Scudder GNMA Fund.......  High current income and     0.650% to $200 million      $  383,008,164
                            safety of principal         0.600% next $300 million
                            primarily from investment   0.550% thereafter
                            in U.S. Government
                            guaranteed mortgage-backed
                            GNMA securities.
  Scudder Income Fund.....  A high level of income,     0.650% to $200 million      $  378,519,502
                            consistent with the         0.600% next $300 million
                            prudent investment of       0.550% thereafter
                            capital, through a
                            flexible investment
                            program emphasizing high-
                            grade bonds.
  Scudder High Yield Bond
     Fund.................  A high level of current     0.700% of net assets        $   73,523,094
                            income and capital
                            appreciation through
                            investment primarily in
                            below investment-grade
                            domestic debt securities.
GLOBAL INCOME
  Scudder Global Bond
     Fund.................  Total return with an        0.750% to $1 billion        $  217,403,907
                            emphasis on current income  0.700% thereafter+
                            by investing primarily in
                            high-grade bonds
                            denominated in foreign
                            currencies and the U.S.
                            dollar.
  Scudder International
     Bond Fund............  Income primarily by         0.850% to $1 billion        $  235,993,183
                            investing in high-grade     0.800% thereafter
                            international bonds and
                            protection and possible
                            enhancement of principal
                            value by actively managing
                            currency, bond market and
                            maturity exposure and by
                            security selection.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  Scudder Emerging Markets
     Income Fund..........  High current income and,    1.000% of net assets        $  304,607,984
                            secondarily, long-term
                            capital appreciation by
                            investing primarily in
                            high-yielding debt
                            securities issued in
                            emerging markets.
ASSET ALLOCATION
  Scudder Pathway
     Conservative
     Portfolio............  Current income and,         There will be no fee as     $   13,928,759***
                            secondarily, long-term      the Manager will receive a
                            growth of capital by        fee from the underlying
                            investing substantially in  funds.
                            Scudder bond mutual funds,
                            but will have some
                            exposure to Scudder equity
                            mutual funds.
  Scudder Pathway Balanced
     Portfolio............  Balance of growth and       There will be no fee as     $  167,721,722***
                            income by investing in a    the Manager will receive a
                            mix of Scudder money        fee from the underlying
                            market, bond and equity     funds.
                            mutual funds.
  Scudder Pathway Growth
     Portfolio............  Long-term growth of         There will be no fee as     $   42,234,535***
                            capital by investing        the Manager will receive a
                            predominantly in Scudder    fee from the underlying
                            equity mutual funds         funds.
                            designed to provide long-
                            term growth.
  Scudder Pathway
     International
     Portfolio............  Maximize total return by    There will be no fee as     $    8,983,598***
                            inverting in a select mix   the Manager will receive a
                            of established              fee from the underlying
                            international and global    funds.
                            Scudder Funds.
U.S. GROWTH AND INCOME
  Scudder Balanced Fund...  A balance of growth and     0.700% of net assets*       $  109,541,542
                            income from a diversified
                            portfolio of equity and
                            fixed income securities
                            and long-term preservation
                            of capital through a
                            quality oriented
                            investment approach
                            designed to reduce risk.
  Scudder Growth and
     Income Fund..........  Long-term growth of         0.600% to $500 million      $4,186,481,205
                            capital, current income     0.550% next $500 million
                            and growth of income        0.500% next $500 million
                            primarily from common       0.475% next $500 million
                            stocks, preferred stocks    0.450% next $1 billion
                            and securities convertible  0.425% next $1.5 billion
                            into common stocks.         0.405% thereafter
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
U.S. GROWTH
  Scudder Large Company
     Value Fund (formerly
     Scudder Capital
     Growth Fund).........  Maximize long-term capital  0.750% to $500 million      $1,651,459,797
                            appreciation through a      0.650% next $500 million
                            value driven investment     0.600% next $500 million
                            program emphasizing common  0.550% thereafter
                            stocks and preferred
                            stocks.
  Scudder Value Fund......  Long-term growth of         0.700% of net assets        $   88,874,292
                            capital through investment
                            in undervalued equity
                            securities.
  Scudder Small Company
     Value Fund...........  Long-term growth of         0.750% of net assets*       $   41,187,186
                            capital by investing
                            primarily in undervalued
                            equity securities of small
                            U.S. companies.
  Scudder Micro Cap Fund..  Long-term growth of         0.750% of net assets*       $   72,048,339***
                            capital by investing
                            primarily in a diversified
                            portfolio of U.S.
                            micro-cap common stocks.
  Scudder Classic Growth
     Fund.................  Long-term growth of         0.700% of net assets*       $   33,867,066
                            capital while keeping the
                            value of its shares more
                            stable than other growth
                            mutual funds.
  Scudder Large Company
     Growth Fund (formerly
     Scudder Quality
     Growth Fund).........  Long-term growth of         0.700% of net assets        $  221,253,633
                            capital through investment
                            primarily in the equity
                            securities of seasoned,
                            financially strong U.S.
                            growth companies.
  Scudder Development
     Fund.................  Long-term growth of         1.000% to $500 million      $  861,564,138
                            capital by investing        0.950% next $500 million
                            primarily in equity         0.900% thereafter
                            securities of emerging
                            growth companies.
  Scudder 21st Century
     Growth Fund..........  Long-term growth of         1.000% of net assets+       $   20,942,531***
                            capital by investing
                            primarily in the
                            securities of emerging
                            growth companies poised to
                            be leaders in the 21st
                            century.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
GLOBAL GROWTH
  Scudder Global Fund.....  Long-term growth of         1.000% to $5000 million     $1,604,465,769
                            capital through investment  0.950% next $500 million
                            in a diversified portfolio  0.900% thereafter
                            of marketable foreign and
                            domestic securities,
                            primarily equity
                            securities.
  Institutional
     International Equity
     Portfolio............  Long-term growth of         0.900% of net assets+       $   17,897,508
                            capital primarily through
                            a diversified portfolio of
                            marketable foreign equity
                            securities.
  Scudder International
     Growth and Income
     Fund.................  Long-term growth of         1.000% of net assets+       $   25,611,898***
                            capital and current income
                            primarily from foreign
                            equity securities.
  Scudder International
     Fund.................  Long-term growth of         0.900% to $500 million      $2,583,030,686
                            capital primarily through   0.850% next $500 million
                            a diversified portfolio of  0.800% next $1 billion
                            marketable foreign equity   0.750% next $1 billion
                            securities.                 0.700% thereafter
  Scudder Global Discovery
     Fund.................  Above-average capital       1.100% of net assets        $  350,829,980
                            appreciation over the
                            long-term by investing
                            primarily in the equity
                            securities of small
                            companies located
                            throughout the world.
  Scudder Emerging Markets
     Growth Fund..........  Long-term growth of         1.25% of net assets*        $   75,793,693
                            capital primarily through
                            equity investments in
                            emerging markets around
                            the globe.
  Scudder Gold Fund.......  Maximum return consistent   1.000% of net assets        $  163,932,814
                            with investing in a
                            portfolio of gold-related
                            equity securities and
                            gold.
  Scudder Greater Europe
     Growth Fund..........  Long-term growth of         1.000% of net assets        $  120,300,058
                            capital through investment
                            primarily in the equity
                            securities of European
                            companies.
  Scudder Pacific
     Opportunities Fund...  Long-term growth of         1.100% of net assets        $  329,391,540
                            capital primarily through
                            investment in the equity
                            securities of Pacific
                            Basin companies, excluding
                            Japan.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  Scudder Latin America
     Fund.................  Long-term capital           1.250% to $1 billion        $  621,914,690
                            appreciation through        1.150% thereafter
                            investment primarily in
                            the securities of Latin
                            American issuers.
  The Japan Fund, Inc.....  Long-term capital           0.850% to $100 million      $  385,963,962
                            appreciation through        0.750% next $200 million
                            investment primarily in     0.700% next $300 million
                            equity securities of        0.650% thereafter
                            Japanese companies.
CLOSED-END FUNDS
  The Argentina Fund,
     Inc. ................  Long-term capital           Adviser:                    $  117,596,046
                            appreciation through        Effective 11/1/97:
                            investment primarily in     1.100% of net assets
                            equity securities of        Sub-Adviser:
                            Argentine issuers.          Paid by Adviser.
                                                        0.160% of net assets
  The Brazil Fund, Inc....  Long-term capital           1.200% to $150 million      $  417,981,869
                            appreciation through        1.050% next $150 million
                            investment primarily in     1.000% thereafter
                            equity securities of
                            Brazilian issuers.          Effective 10/29/97:
                                                        1.200% to $150 million
                                                        1.050% next $150 million
                                                        1.000% next $200 million
                                                        0.900% thereafter
                                                        Administrator:
                                                        Receives an annual fee of
                                                        $50,000
  The Korea Fund, Inc. ...  Long-term capital           Adviser:                    $  661,690,073
                            appreciation through        1.150% to $50 million
                            investment primarily in     1.100% next $50 million
                            equity securities of        1.000% next $250 million
                            Korean companies.           0.950% next $400 million
                                                        0.900% thereafter
                                                        Sub-Adviser -- Daewoo:
                                                        Paid by Adviser.
                                                        0.2875% to $50 million
                                                        0.275% next $50 million
                                                        0.250% next $250 million
                                                        0.2375% next $400 million
                                                        0.225% thereafter
  The Latin America Dollar
     Income Fund, Inc. ...  High level of current       1.200% of net assets        $   94,748,606
                            income and, secondarily,
                            capital appreciation
                            through investment
                            principally in
                            dollar-denominated Latin
                            American debt instruments.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  Montgomery Street Income
     Securities, Inc. ....  High level of current       0.500% to $150 million      $  198,465,822
                            income consistent with      0.450% next $50 million
                            prudent investment risks    0.400% thereafter
                            through a diversified
                            portfolio primarily of
                            debt securities.
  Scudder New Asia Fund,
     Inc. ................  Long-term capital           1.250% to $75 million       $  133,363,686
                            appreciation through        1.150% next $125 million
                            investment primarily in     1.100% thereafter
                            equity securities of Asian
                            companies.
  Scudder New Europe Fund,
     Inc. ................  Long-term capital           1.250% to $75 million       $  266,418,730
                            appreciation through        1.150% next $125 million
                            investment primarily in     1.100% thereafter
                            equity securities of
                            companies traded on
                            smaller or emerging
                            European markets and
                            companies that are viewed
                            as likely to benefit from
                            changes and developments
                            throughout Europe.
  Scudder Spain and
     Portugal Fund,
     Inc. ................  Long-term capital           Adviser:                    $   75,127,194
                            appreciation through        1.000% of net assets
                            investment primarily in     Administrator:
                            equity securities of        0.200% of net assets
                            Spanish & Portuguese
                            issuers.
  Scudder World Income
     Opportunities Fund,
     Inc. ................  High income and,            1.200% of net assets        $   54,488,637
                            consistent therewith,
                            capital appreciation.
INSURANCE PRODUCTS
  Balanced Portfolio......  Balance of growth and       0.475% of net assets        $   88,342,837
                            income consistent with
                            long-term preservation of
                            capital through a
                            diversified portfolio of
                            equity and fixed income
                            securities.
  Bond Portfolio..........  High level of income        0.475% of net assets        $   65,769,421
                            consistent with a high
                            quality portfolio of debt
                            securities.
  Capital Growth
     Portfolio............  Long-term capital growth    0.475% to $500 million      $  440,481,308
                            from a portfolio            0.450% thereafter
                            consisting primarily of
                            equity securities.
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  Global Discovery
     Portfolio............  Above-average capital       0.975% of net assets+       $   16,757,264
                            appreciation over the
                            long- term by investing
                            primarily in the equity
                            securities of small
                            companies located
                            throughout the world.
  Growth and Income
     Portfolio............  Long-term growth of         0.475% of net assets        $   91,691,547
                            capital, current income
                            and growth of income.
  International
     Portfolio............  Long-term growth of         0.875% to $500 million      $  726,038,527
                            capital primarily through   0.775% thereafter
                            diversified holdings of
                            marketable foreign equity
                            investments.
  Money Market
     Portfolio............  Stability of capital and    0.370% of net assets        $   97,785,626
                            current income from a
                            portfolio of money market
                            instruments.
AARP FUNDS
  AARP High Quality Money
     Fund.................  Current income and          0.350% to $2 billion        $  412,126,193
                            liquidity, consistent with  0.330% next $2 billion
                            maintaining stability and   0.300% next $2 billion
                            safety of principal,        0.280% next $2 billion
                            through investment in high  0.260% next $3 billion
                            quality securities.         0.250% next $3 billion
                                                        0.240% thereafter
                                                        Individual Fund Fee
                                                        0.100% of net assets
  AARP Balanced Stock and
     Bond Fund............  Long-term growth of         0.350% to $2 billion        $  403,179,939
                            capital and income,         0.330% next $2 billion
                            consistent with a stable    0.300% next $2 billion
                            share price, through        0.280% next $2 billion
                            investment in a             0.260% next $3 billion
                            combination of stocks,      0.250% next $3 billion
                            bonds and cash reserves.    0.240% thereafter
                                                        Individual Fund Fee
                                                        0.190% of net assets
  AARP Capital Growth
     Fund.................  Long-term capital growth,   0.350% to $2 billion        $  826,136,713
                            consistent with a share     0.330% next $2 billion
                            price more stable than      0.300% next $2 billion
                            other capital growth        0.280% next $2 billion
                            funds, through investment   0.260% next $3 billion
                            primarily in common stocks  0.250% next $3 billion
                            and securities convertible  0.240% thereafter
                            into common stocks.         Individual Fund Fee
                                                        0.320% of net assets
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  AARP Global Growth
     Fund.................  Long-term growth of         0.350% to $2 billion        $   77,651,978
                            capital, consistent with a  0.330% next $2 billion
                            share price more stable     0.300% next $2 billion
                            than other global equity    0.280% next $2 billion
                            funds, through investment   0.260% next $3 billion
                            primarily in a diversified  0.250% next $3 billion
                            portfolio of equity         0.240% thereafter*
                            securities of corporations  Individual Fund Fee
                            worldwide.                  0.550% of net assets
  AARP Growth and Income
     Fund.................  Long-term growth of         0.350% to $2 billion        $4,218,983,398
                            capital and income,         0.330% next $2 billion
                            consistent with a stable    0.300% next $2 billion
                            share price, through        0.280% next $2 billion
                            investment primarily in     0.260% next $3 billion
                            common stocks and           0.250% next $3 billion
                            securities convertible      0.240% thereafter
                            into common stocks.         Individual Fund Fee
                                                        0.190% of net assets
  AARP International Stock
     Fund.................  Long-term growth of         0.350% to $2 billion        $   12,699,109***
                            capital, consistent with a  0.330% next $2 billion
                            share price more stable     0.300% next $2 billion
                            than other international    0.280% next $2 billion
                            equity funds, through       0.260% next $3 billion
                            investment primarily in a   0.250% next $3 billion
                            diversified portfolio of    0.240% thereafter*
                            foreign equity securities.  Individual Fund Fee
                                                        0.600% of net assets
  AARP Small Company Stock
     Fund.................  Long-term growth of         0.350% to $2 billion        $   25,425,137***
                            capital, consistent with a  0.330% next $2 billion
                            share price more stable     0.300% next $2 billion
                            than other small company    0.280% next $2 billion
                            stock funds, through        0.260% next $3 billion
                            investment primarily in     0.250% next $3 billion
                            stocks of small U.S.        0.240% thereafter*
                            companies.                  Individual Fund Fee
                                                        0.550% of net assets
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  AARP U.S. Stock Index
     Fund.................  Long-term capital growth    0.350% to $2 billion        $   23,917,674***
                            and income, consistent      0.330% next $2 billion
                            with greater share price    0.300% next $2 billion
                            stability than a S&P 500    0.280% next $2 billion
                            index fund, by taking an    0.260% next $3 billion
                            indexing approach to        0.250% next $3 billion
                            investing in common         0.240% thereafter+
                            stocks, emphasizing higher  Individual Fund Fee
                            dividend stocks while       0.000% of net assets
                            maintaining investment
                            characteristics otherwise
                            similar to the S&P 500
                            index.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  AARP Bond Fund for
     Income...............  High level of current       0.350% to $2 billion        $   34,951,973***
                            income, consistent with     0.330% next $2 billion
                            greater share price         0.300% next $2 billion
                            stability than a long term  0.280% next $2 billion
                            bond, through investment    0.260% next $3 billion
                            primarily in                0.250% next $3 billion
                            investment-grade debt       0.240% thereafter+
                            securities.                 Individual Fund Fee
                                                        0.280% of net assets
  AARP GNMA and U.S.
     Treasury Fund........  High level of current       0.350% to $2 billion        $4,904,439,844
                            income, consistent with     0.330% next $2 billion
                            greater share price         0.300% next $2 billion
                            stability than a long-term  0.280% next $2 billion
                            bond, through investment    0.260% next $3 billion
                            principally in U.S.         0.250% next $3 billion
                            Government-guaranteed GNMA  0.240% thereafter
                            securities and U.S.         Individual Fund Fee
                            Treasury obligations.       0.120% of net assets
  AARP High Quality Bond
     Fund.................  High level of income,       0.350% to $2 billion        $  511,905,166
                            consistent with greater     0.330% next $2 billion
                            share price stability than  0.300% next $2 billion
                            a long-term bond, through   0.280% next $2 billion
                            investment primarily in a   0.260% next $3 billion
                            portfolio of high quality   0.250% next $3 billion
                            securities.                 0.240% thereafter
                                                        Individual Fund Fee 0.190%
                                                        of net assets
  AARP Diversified Growth
     Portfolio............  Long-term growth of         There will be no fee as     $   36,411,938***
                            capital through investment  the manager will receive a
                            primarily on AARP stock     fee from the underlying
                            mutual funds.               funds.
  AARP Diversified Income
     Portfolio............  Current income with modest  There will be no fee as     $   34,230,023***
                            long-term appreciation      the manager will receive a
                            through investment          fee from the underlying
                            primarily in AARP bond      funds.
                            mutual funds.
  AARP High Quality Tax
     Free Money Fund......  Current income exempt from  0.350% to $2 billion        $  111,264,728
                            federal income taxes and    0.330% next $2 billion
                            liquidity, consistent with  0.300% next $2 billion
                            maintaining stability and   0.280% next $2 billion
                            safety of principal,        0.260% next $3 billion
                            through investment in       0.250% next $3 billion
                            high-quality municipal      0.240% thereafter
                            securities.                 Individual Fund Fee 0.100%
                                                        of net assets
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
+   Subject to waivers and/or expense limitations.

                             INVESTMENT OBJECTIVES AND ADVISORY FEES
                FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC. -- (CONTINUED)
           FUND                     OBJECTIVE                    FEE RATE              ASSETS*
--------------------------  --------------------------  --------------------------  --------------
  AARP Insured Tax Free
     General Bond Fund....  High level of income free   0.350% to $2 billion        $1,755,412,222
                            from federal income taxes,  0.330% next $2 billion
                            consistent with greater     0.300% next $2 billion
                            share price stability than  0.280% next $2 billion
                            a long- term municipal      0.260% next $3 billion
                            bond, through investment    0.250% next $3 billion
                            primarily in municipal      0.240% thereafter
                            securities covered by       Individual Fund Fee 0.190%
                            insurance.                  of net assets
---------------
*   Assets are shown as of a Fund's most recent fiscal year end unless other indicated.

                                                                       EXHIBIT C


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 18th day of September, 1997, by and between Scudder International Fund, Inc. (the "Acquiring Company"), a Maryland Corporation with its principal place of business at 345 Park Avenue, New York, New York 10154, on behalf of Scudder International Fund (the "Acquiring Fund"), a separate series of the Acquiring Company, and Scudder Institutional Fund, Inc. (the "Acquired Company"), on behalf of Institutional International Equity Portfolio (the "Acquired Fund"), a separate series of the Acquired Company.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the Barrett International Shares class (the "Barrett Shares class") of voting shares of common stock ($0.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the identified and stated liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL OF THE IDENTIFIED AND STATED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Barrett Shares class of Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the then issued and outstanding class of the Acquiring Fund, computed in the manner and as of the time and date set forth in section 2.1; and (ii) to assume all of the identified and stated liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (including, for these purposes, amounts, if any, used by the Acquired Fund to pay its reorganization expenses, if any, retained by the Acquired Fund to pay its liabilities, and all redemptions and distributions (except for redemptions and distributions occurring in the ordinary course of the Acquired

Fund's business as a series of an open-end investment company, as required by
Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), and not in connection with the Reorganization) made by the Acquiring Fund immediately prior to the Reorganization).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1. The Acquiring Fund shall assume all of the identified and stated liabilities, expenses, costs, charges and reserves (including,without limitation, expenses incurred in the ordinary course of business of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares reflected in the Effective Time Statement).

     1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, that has accrued through the Closing Date.

     1.5 Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of the Valuation Time (the "Acquired Fund Shareholders"), on a pro rata basis, the Barrett Shares class of Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Barrett Shares class of Acquiring Fund Shares to be so credited to Barrett Shares class Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Barrett Shares class of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.2. The Acquiring Fund will not issue certificates representing Barrett Shares class of Acquiring Fund Shares in connection with such exchange.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     As soon as is reasonably practicable after the Liquidation Time, but not until the earlier of (i) payment by Acquiring Fund of all assumed liabilities or
(ii) 90 days after the Closing Date, Acquired Fund shall be dissolved under Maryland law and deregistered under the 1940 Act. The Acquired Fund shall not conduct any business on and after the Closing Date except in connection with its liquidation, dissolution and deregistration.

     1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund on or prior to liquidation of Acquired Fund/ as soon as practicable following the Closing Date. All such books and records shall be available to Acquired Fund thereafter until Acquired Fund is dissolved and deregistered.

2.  VALUATION

     2.1 The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Charter, as amended, and then-current prospectus or statement of additional information.

     2.2 The number of shares of the Barrett Shares class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund, determined in accordance with section 2.1, by the net asset value of one Acquiring Fund Share of the then issued and outstanding class of the Acquiring Fund a determined in accordance with section 2.1.

     2.3 All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3.  CLOSING AND CLOSING DATE

     3.1 The Closing of the transactions contemplated by this Agreement shall be December 15, 1997, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square, Boston, MA 02109 or at such other place and time as the parties may agree.

     3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of assets.

     3.3 Brown Brothers Harriman & Co., as custodian for the Acquired Fund, shall (a) deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to Brown Brothers Harriman & Co., custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4 The Transfer Agent, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquiring Company and Board of Directors of the Acquired Company, accurate appraisal of the value of the net assets with respect to the Barrett Shares class or any other class of shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company's charter to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Acquired Company is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Company is not, and the execution, delivery and performance of this Agreement by the Company will not result, in violation of Maryland law or of the Company's charter, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 1996, have been audited by Price Waterhouse L.L.P., independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since December 31, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration or qualification requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of the Acquired Company, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

          (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company's charter, to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Company will not result, in violation of Maryland law or of the Company's charter, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended March 31, 1997 have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since March 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration or qualification requirements of the 1933 Act and state securities laws and
     (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Barrett Shares class of Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of the Acquiring Company and this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions, (ii) such changes as are contemplated by the Funds' normal operations, and (iii) in the case of the Acquired Fund, preparing for its liquidation, dissolution and deregistration and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

     5.2 Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 15, 1997.

     5.4 The Acquired Fund covenants that shares of the Barrett Shares class of Acquiring Fund to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

     5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7 Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the assumed liabilities from the Acquired Fund.

     5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Barrett Shares class of Acquiring Fund Shares received at the Closing.

     5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Company, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquiring Company has been duly formed and is an existing corporation in good standing; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Barrett Shares class shares of the Acquiring Fund pursuant to the Agreement will not, violate the Company's charter, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Barrett Shares class shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made; and

     6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

     6.5 The Board of Directors of Acquiring Fund shall have approved the establishment of a new class of shares of Acquiring Fund to be known as "Barrett International Shares" or "Barrett Shares" and such class of shares shall be duly organized and validly existing under the laws of the State of Maryland on or before the Closing Date.

     6.6 The Registration Statement on Form N-1A covering such Barrett Shares class of Acquiring Fund shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1 All representations and warranties of the Acquired Company, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquired Company has been duly formed and is an existing corporation in good standing; (b) the Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Company's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Barrett Shares class shares of the Acquiring Fund pursuant to the Agreement will not, violate the Company's charter or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Barrett Shares class shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made; and

     7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Company's charter, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received an opinion of Dechert Price & Rhoads addressed to each Company substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of each Company. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

     9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its directors or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Company, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2 Expenses relating to the transactions provided for herein shall be borne by Scudder, Stevens and Clark, Inc., investment adviser to each of the Acquired Fund and the Acquiring Fund. Any such expenses borne by Scudder, Stevens & Clark, Inc. will be solely and directly related to the reorganization contemplated by this Agreement, within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 15, 1997, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the shares of the Barrett Shares class of Acquiring Fund to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, New York 10154 with a copy to Dechert Price & Rhoads, Ten Post Office Square, Boston, MA 02109, Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Dechert Price & Rhoads, Ten Post Office Square, Boston, MA 02109, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4 No series of the Corporation other than the Acquiring Fund and the Acquired Fund shall be responsible for the obligations of the Corporation hereunder, and all persons shall look only to the respective assets of each of the Acquiring Fund and the Acquired Fund to satisfy the obligations of the Corporation hereunder.

     15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                           Scudder International Fund, Inc.
  ----------------------------    on behalf of Scudder International
                                  Fund

                                  -------------------------------------
                                  By:
                                  -------------------------------------
                                  Its:
                                  -------------------------------------
Attest:                           Scudder Institutional Fund, Inc.
  ----------------------------    on behalf of Institutional
                                  International
                                  Equity Portfolio

                                  -------------------------------------
                                  By:
                                  -------------------------------------
                                  Its:
                                  -------------------------------------